UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    June 15, 2007

UNITED STATES OIL FUND, LP
(Exact name of registrant as specified in its charter)
Delaware	001-32824	20-2830691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1320 Harbor Bay Parkway, Suite 145 Alameda, California 94502
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code	(510) 522-3336

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01 Regulation FD Disclosure.

On June 15, 2007, United States Oil Fund, LP (the “Registrant”) issued its monthly account statement for the month ended May 31, 2007, which is presented in the form of a Statement of Income (Loss) and a Statement of Changes in Net Asset Value, as required pursuant to Part 4.22 of the Commodities Futures Trading Commission Rules. A copy of the monthly account statement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and also can be found on the Registrant’s website at www.unitedstatesoilfund.com. The information furnished in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Monthly Account Statement of the Registrant for the month ended May 31, 2007.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES OIL FUND, LP
Date: June 15, 2007	By: Victoria Bay Asset Management, LLC, its general partner By: /s/ Howard Mah
Name: Howard Mah Title: Chief Financial Officer

Exhibit 99.1

United States Oil Fund, LP
Monthly Account Statement
For the Month Ended May 31, 2007

Statement of Income (Loss)

Income
Net Realized Trading Gain (Loss)	$(30,057,920)
Unrealized Gain (Loss) on Market Value of Futures	(16,996,580)
ETF Transaction Fees	24,000
Interest Income	3,883,425
Total Income (Loss)	$(43,147,075)

Expenses
Investment Advisory Fee	$404,864
Brokerage Commissions	122,582
SEC & NASD Registration Fees	85,786
Non-interested Directors' Fees and Expenses	44,979
NYMEX License Fee	40,315
Legal Fees	44,687
Total Expenses	$743,213
Net Gain (Loss)	$(43,890,288)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Period 5/1/07	$912,777,861
Additions (7,000,000 Units)	344,322,599
Withdrawals (5,900,000 Units)	(291,652,053)
Net Gain (Loss)	(43,890,288)

Net Asset Value End of Period	$921,558,119
Net Asset Value Per Unit (18,900,000 Units)	$48.76

To the Limited Partners of United States Oil Fund, LP:

That pursuant to Section 4.22(h) of the Commodities Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the period ended May 31, 2007 is accurate and complete.

/s/ Nicholas D. Gerber

Nicholas D. Gerber
President and Chief Executive Officer
Victoria Bay Asset Management, LLC, General Partner of United States Oil Fund, LP

Victoria Bay Asset Management, LLC
1320 Harbor Bay Parkway
Suite 145
Alameda, CA 94502